Exhibit 99.1

EQUITY
BANCSHARES, INC.
2018 Annual Meeting of Stockholders
April 25, 2018—5 pm
Wichita Country Club

•
8501 E 13
th
St N

•
Wichita, Kansas

Disclaimers
Special Note Concerning Forward-Looking Statements
This investor presentation contains “forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of Equity Bancshares, Inc. (“Equity”) management with respect to, among other things, future events and Equity’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about Equity’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond Equity’s control. Accordingly, Equity cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although Equity believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Factors that could cause actual results to differ materially from Equity’s expectations include competition from other financial institutions and bank holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. The foregoing list of factors is not exhaustive.
For discussion of these and other risks that may cause actual results to differ from expectations, please refer to “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Equity’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2018 and any updates to those risk factors set forth in Equity’s subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Equity’s underlying assumptions prove to be incorrect, actual results may differ materially from what Equity anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Equity does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for us to predict those events or how they may affect us. In addition, Equity cannot assess the impact of each factor on Equity’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Equity or persons acting on Equity’s behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.
NON-GAAP FINANCIAL MEASURES
This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non- GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding.2

Additional Information for Investors and Shareholders
Additional Information for Investors and Shareholders
The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger of Equity and each of Kansas Bank Corporation (“KBC”) and Adams Dairy Bancshares, Inc. (“Adams”), Equity filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) with respect to each of the proposed mergers. Each registration statement included a proxy statement of KBC, or a proxy statement of Adams, respectively, and constituted a prospectus of Equity, which KBC and Adams sent to their respective shareholders. INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT EQUITY, KBC AND ADAMS AND THE PROPOSED TRANSACTIONS.
These documents contain important information relating to the proposed transactions. These documents and other documents relating to the merger filed by Equity can be obtained free of charge from the SECs website at www.sec.gov. These documents also can be obtained free of charge by accessing Equity’s website at www.equitybank.com under the tab “Investor Relations” and then under “Financials.” Alternatively, these documents can be obtained free of charge from Equity by directing a request to Equity Bancshares, Inc., 7701 East Kellogg, Wichita, Kansas 67207, Attention: Jacob Willis, Investor Relations Officer, Telephone: (316) 779-1675; or to Kansas Bank Corporation, 1700 North Lincoln Avenue, Liberal, Kansas 67901, Attention: Tina Call, President & CEO, Telephone: (620) 624-1971; or to Adams Dairy Bancshares, Inc. 651 NE Coronado Drive, Blue Springs, Missouri, 64014, Attention: David Chinnery, Chairman & CEO, Telephone: (816) 655-3333.
No Offer or Solicitation
This press release shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. There will be no sale of securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirement of Section 10 of the Securities Act of 1933, as amended. 3

Official Business
Opening of Meeting
Brad S. Elliott, Chairman and CEO
o Presentation of notice of meeting and report on quorum
Julie A. Huber, Secretary, EVP & Chief Strategy Officer, Equity Bank
o Approval of minutes from last meeting
Brad S. Elliott, Chairman/CEO 4

o Official Business
Election of three Class II members of the Company’s Board of Directors, to serve until the Company’s 2021 annual meeting of shareholders:
Brad S. Elliott
Chairman, President and Chief Executive Officer, Equity Bancshares, Inc., Wichita, Kansas
Gregory H. Kossover
Executive Vice President and Chief Financial Officer, Equity Bancshares, Inc. Wichita, Kansas
Harvey R. Sorensen
Partner, Foulston Siefkin LLP, Wichita, Kansas 5

Official Business
To ratify the appointment of Crowe Chizek LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. 6

\Official Business
o To approve an amendment to the Amended and Restated 2013 Stock Incentive Plan to increase the number of shares available for issuance under such plan. 7

Official Business
o To transact such other business as may properly come before the meeting and any adjournment(s) or postponement(s) thereof. o End of Official Business. 8

Equity Bancshares, Inc.
2017 Annual Report
to Stockholders
Brad S. Elliott, Chairman and CEO 9

Board of Directors
Members of the Equity Bancshares Board of Directors. Back row, left to right: Dan Bowers, Jerry Maland, Roger Buller, Brad Elliott, Jeff Bloomer, Gary Allerheiligen, Michael Downing. Front row, left to right: Greg Kossover, Greg Gaeddert, John Eck, Randee Koger, Harvey Sorensen, Shawn Penner, Jim Berglund. 10

Board of Directors

- Brad S. Elliott | *Chairman, President and Chief Executive Officer, Equity Bancshares, Inc., Wichita, Kansas*
- Gary C. Allerheiligen | *CPA/Consultant, Wichita, Kansas*
- James L. Berglund | *Retired President and CEO, Sunflower Bank, Salina, Kansas*
- Jeff A. Bloomer | *President and COO, Sunrise Oilfield Supply, Wichita, Kansas*
- Dan R. Bowers| *Attorney, Harrison, Arkansas*
- Roger A. Buller | *SVP and Regional Manager, Benjamin F. Edwards & Co., Wichita, Kansas*
- Michael R. Downing | *Retired President, Ellis State Bank, Ellis, Kansas*
- P. John Eck | *Owner, AGV Corp., Eck Agency, Inc., Wichita, Kansas*
- Greg L. Gaeddert | *Managing Partner, B12 Capital Partners, LLC, Leawood, Kansas*
- Randee R. Koger | *Attorney and Partner, Wise & Reber, L.C., McPherson, Kansas*
- Greg H. Kossover | *Chief Financial Officer, Equity Bancshares, Inc., Wichita, Kansas*
- Jerry P. Maland | *Retired President & CEO, Community First Bancshares, Inc., Harrison, Arkansas*
- Shawn D. Penner | *Owner, Shamrock Development, LLC, Wichita, Kansas*
- Harvey R. Sorensen | *Attorney and Partner, Foulston Siefkin LLP, Wichita, Kansas*

11

Senior Leadership
Brad S. Elliott
Chairman & Chief Executive Officer
Gregory H. Kossover
Chief Financial Officer
Wendell L. Bontrager
President, Equity Bank
Craig L. Anderson
Chief Operating Officer 12

Senior Leadership
Julie A. Huber
EVP, Strategic Initiatives
Craig P. Mayo
Chief Credit Officer
Rolando Mayans
Chief Risk Officer
John M. Blakeney
Chief Information Officer
Patrick J. Harbert
Community Markets President
Jennifer A. Johnson
Chief Services Officer
Elizabeth A. Money
Retail Director
Patrick L. Salmans
SVP, Human Resources Director
Mark C. Parman
President, Kansas City
Jeremy E. Machain
President, Wichita
John J. Hanley
SVP, Senior Marketing Director
Michael E. Bezanson
Tulsa CEO    13

Senior Leadership
o Brad S. Elliott | Chairman and CEO, Equity Bancshares o Greg H. Kossover | Chief Financial Officer, Equity Bancshares o Craig L. Anderson | Chief Operating Officer, Equity Bank o Wendell L. Bontrager| President, Equity Bank
o Julie A. Huber | Executive Vice President, Strategic Initiatives o Patrick J. Harbert | President of Community Markets o Craig P. Mayo | Chief Credit Officer
o John M. Blakeney | Chief Information Officer
o Jennifer A. Johnson | Chief Services Officer
o Rolando Mayans | Chief Risk Officer
o Beth A. Money | Retail Director
o John J. Hanley | Director of Marketing
o Jeremy E. Machain| President—Wichita
o Mark C. Parman | President—Kansas City
o Michael E. Bezanson| CEO — Tulsa
o Patrick L. Salmans | Human Resources Director 14

Timeline 2003 2005 2007 2008 2009 2010 20112012 Equity Bancshares purchases National Bank of Andover, bank begins operating as Equity Bank. EQBK acquires two branches in Wichita from Hillcrest Bank. EQBK merges with Signature Bancshares, Inc. in Spring Hill, Kansas; EQBK opens full-service branch in Lee’s Summit, Missouri. EQBK expands to Hays and Ellis, Kansas, acquiring Ellis State Bank. EQBK opens two Overland Park, Kansas locations: I- 435 & Roe and Antioch & 151st. EQBK completes $20 million capital raise. EQBK acquires 4 locations in Topeka, Kansas, from Citizens Bank & Trust. Equity acquires First Community Bancshares, Inc. with 14 locations in Kansas and Missouri. 2014 EQBK completes repayment of TARP funds acquired in FCB merger. EQBK repurchases more than 1.3 million common shares, reinvests in company. EQBK opens new branch at 1555 N Webb Rd in Wichita, consolidates branch network to 25. 2015 EQBK merges with First Independence Corporation, expands into Southeast Kansas with 4 branches. EQBK completes Initial Public Offering on November 16. 2016 EQBK merges with Community First Bancshares, Inc. of Harrison, Arkansas. Equity completes $35.4 million private investment in December. 2017 EQBK merges with Prairie State Bancshares in Western Kansas, Eastman National Bancshares in Newkirk, OK and Cache Holdings, Inc. in Tulsa, OK. 2018 First National Bank Liberal/Hugoton and Adams Dairy Bank mergers (closing in May). BERRYVILLE EUREKA SPRINGS PEA RIDGE PONCfl CITY—HEWKIRK Community First PONCA GRAND PONCA DRIVE-UP PONCA NORTHPARK PONCA PROSPECT NEWKIRK, OK INDEPENDENCE COFFEYVILLE PITTSBURG NEODESHA First Federal Savings & Loan BLUE SPRINGS DOWNTOWN TOPEKA Citizens HOXIE KC NORTHLAND Adams TOPEKA-EIGHTH STREET OVERLAND PARK 151 ST QUINTER Bank fit Trust DAIRY TOPEKA-29TH ft GAGE OVERLAND PARK ROE GRINNELL Bank lee s summit northsjgnoWrebank” HAYS TOPEKN, LEE S SUMMIT DOWNTOWN ELLIS LEE’S SUMMIT WEST TATE WESTERNKS KANSAS CITY ANK First Commuiurv Bank HIGGINSVILLE SWEET SPRINGS WARRENSBURG NORTH First National Bank WARRENSBURG SOUTH KNOBNOSTER SEDALIA SOUTHWEST KANSAS WINDSOR CLINTON WARSAW DOWNTOWN LIBERAL HUGOTON WARSAW TRUMAN HILLS — WESTERN MO WICHITA ANDOVER OZARK MOUNTAIN WICHITA-ROCK ROAD WICHITA WATERFRONT HARRISON DOWNTON WEST WICHITA HARRISON NORTH TULSA TULSA, OK 15

Our Footprint 16

Tangible Common Book Value(1) & Total Assets Total Assets ($millions) $3,500 $3,000 $2,500 $2,000 $1,500$1,000
$500 $0 2013 2014    2015 20162017 Total Assets —CHTCBV per Share $19.00 $17.00 $15.00 $13.00 $11.00 $9.00
$7.00
$5.00
TCBV per Share ($)
.80
.60
.40
.20
.00
.80
.60
.40
.20

Diluted EPS & Net Income
Net Income to Common Shareholders ($000s)
Net Income to Common Shareholders — —Diluted EPS
Diluted EPS ($)
[GRAPHIC APPEARS HERE]
Return on Tangible Common Equity (%)
12.00%
10.00%
8.00%
9.99%
8.27%    9.66%
6.00%
4.00%
2.00%
0.00%
2013    2014 2015
6.75%
9.81%
2016
2017

Return on Average Tangible Common Equity(1)

Capital
2013    2014 201520162017
â– TCE/TA â– Leverage Ratio HTier 1 RB Ratio
2017 Deposit Mix
$2,500
$2,000
Total Deposit Balance ($millions)
$367
$551
$1,500
$1,000
$158
$129    $317
$271
$500
$0
$208
$493
â– Non InterestBearing DDA
â–¡ Savings & Money Market
â–¡ Interest Bearing DDA & NOW
â–¡ Time Deposits
2016 Deposit Mix
$303
$239
$342    $439
2014    2015 20162017
â–     Time Deposits â– Savings and Money Market
â–     Interest Bearing DDA & NOW â– Non Interest-Bearing DDA
â– Non InterestBearing DDA
â–¡ Savings & Money Market
â–¡ Interest Bearing DDA & NOW
â–¡ Time Deposits
[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]

Total Deposits
2017 Loan Mix
$2,000
Total Loan Balance ($millions)
$1,500
$1,000
$500
$0
$104
$186
$377

$44
$51
$54
$250
$134
$302
$183
$262
$324
$343
$114
$338
$348
$479
$508
$801
2014    2015
Commercial Real Estate
â–¡ Residential Real Estate â– Other*
2016    2017
â–     C&I
â–     Real Estate Construction
Consumer, Agricultural Loans, Ag. Real Estate
â–¡ Commercial Real Estate
â–¡ C&I
â–¡ Residential Real Estate
â–¡ Real Estate Construction
â– Other*
2016 Loan Mix
â–¡ Commercial Real Estate
â–¡ C&I
â–¡ Residential Real Estate
â–¡ Real Estate Construction
â– Other*
22

Total Loans 22 $324 $343 $479 $801 $183 $262 $349 $508 $135 $250 $338 $377 $40 $54 $114 $186 $44 $51 $104 $231 $0 $500 $1,000 $1,500 $2,000 2014 2015 2016 2017 Total Loan Balance ($millions) Commercial Real Estate C&I Residential Real Estate Real Estate Construction Other**Consumer, Agricultural Loans, Ag. Real Estate 38% 24% 18% 9% 11% 2017 Loan Mix Commercial Real Estate C&I Residential Real Estate Real Estate Construction Other* 35% 25% 24% 8% 8% 2016 Loan Mix Commercial Real Estate C&I Residential Real Estate Real Estate Construction Other*

Loan Portfolio
Commercial Loans Outstanding by Concentration as of 12/31/2017
â–     Non-Owner Occupied RE—22.3% (Commercial Real Estate, Hotels, Shopping Centers)
â–     Other C&I—20.6% (Note Receivable Financing, Aircraft/Vehicle Services )
â–     Owner Occupied RE—12.3%
â–     Rental CRE—11.5% (Rental Property, Apartment Complexes)
Ag Production/Farm—11.5% (Livestock Production & Operations, Farmland Investments)
â–     Construction/Vacant Land—8.6% (Commercial Construction, Development Land)
â–     Restaurants/Bars—7.3%
â–     Manufacturing- 4%
â–     Other CRE—1.9% (Assisted Living/Retirement Centers, Extended Stay Hotels)

24 Revenue & Net Interest Margin 85% 84% 85% 84% 85% 15% 16% 15% 16% 15% 3.87% 3.92% 3.65% 3.30% 3.83% 3.75% 3.51% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2013 2014 2015 2016 2017 Net Interest Margin (%) Total Revenue* ($000s) Net Interest Income Fee Income Net Interest Margin NIM W/O Spread Opportunity (Non-GAAP)$54,626 $62,584 $101,171 * Excluding net gain on securities transactions and net gain on acquisition. $48,627 $49,049

25 Efficiency Ratio(1) & Noninterest Expense/Avg. Assets 72.3% 72.7% 66.9% 66.7% 61.4% 2.99% 3.08% 2.81% 2.74% 2.74% 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2.70% 2.90% 3.10% 3.30% 54.0% 56.0% 58.0% 60.0% 62.0% 64.0% 66.0% 68.0% 70.0% 72.0% 74.0% 2013 2014 2015 2016 2017 Noninterest Exp. / Avg. Assets (%) Efficiency Ratio (%) Efficiency Ratio NonInt Exp. / Avg Assets (1)Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Equity Bancshares — About Us
Recent Price(1)
$39.55
Median Consensus Price Target
$46.00
Tangible Book Value per Share(4)
$18.22
Price to 2018 Consensus Earnings(1)(2)
14.07x
Price to Tangible Book Value Per Share(1)(4)
2.17x
Q1 2018 Diluted Earnings Per Share (EPS)
$0.58
2018 EPS Consensus(2)
$2.81
Market Capitalization(1)(3)
$578.27
(1)    As of April 24, 2018 market closing. (4) Non-GAAP financial measures. See the non-GAAP reconciliation at the end of this
(2)    Median consensus of 2018 analyst earnings expectations as of April 20, 2018, presentation.
reported as $2.81 per share. Data from SNL.
(3)    Based on 14,621,258 shares outstanding as of March 31, 2018.
EQBK: 25.60 %     NASDAQ Bank: 13.53 % KBW Nasdaq Bank: 20.40%
Strategic
Positioning
Announced upcoming mergers with Kansas Bank Corporation of Liberal, Kansas, parent of First National Bank of Liberal/Hugoton and Adams Dairy Bancshares, Inc. of Blue Springs, Missouri, parent company of Adams Dairy Bank.
Pre-tax income growth ahead of Tax Cuts And Jobs Act
Capital
Bank level Tier 1 Leverage of 10.04% and Total Capital to Risk Weighted Assets of 12.20% Tangible Common Equity to Tangible Assets of 8.42% (1)
Common share count of 14,605,607, up 2,925,299, or 25%, since December 31, 2016
Balance Sheet Management
Total Assets at Dec. 31, 2017 of $3.17 billion; Total Loans of $2.10 billion, year-over-year growth 52%
Total Deposits of $2.38 billion, year-over-year growth of 46%
Core deposit growth of 9.6% in 2017.
Capacity for continued growth
Efficiency and
NIM
Improvement
Expanded annualized core net interest margin year-over-year Larger scale offers more efficiency
Efficiency ratio of 61.4%, compared to 66.7% at Dec. 2016(1)
Organic growth remains attainable, 9% organic loan growth in 2017
(1) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.
27

27 2017 Highlights •Announced upcoming mergers with Kansas Bank Corporation of Liberal, Kansas, parent of First National Bank of Liberal/Hugoton and Adams Dairy Bancshares, Inc. of Blue Springs, Missouri, parent company of Adams Dairy Bank. •Pre-tax income growth ahead of Tax Cuts And Jobs Act •Total Assets at Dec. 31, 2017 of $3.17 billion; Total Loans of $2.10 billion, year-over-year growth 52% •Total Deposits of $2.38 billion, year-over-year growth of 46% •Core deposit growth of 9.6% in 2017. •Capacity for continued growth •Bank level Tier 1 Leverage of 10.04% and Total Capital to Risk Weighted Assets of 12.20% •Tangible Common Equity to Tangible Assets of 8.42% (1) •Common share count of 14,605,607, up 2,925,299, or 25%, since December 31, 2016 •Expanded annualized core net interest margin year-over-year •Larger scale offers more efficiency •Efficiency ratio of 61.4%, compared to 66.7% at Dec. 2016(1) •Organic growth remains attainable, 9% organic loan growth in 2017 Strategic Positioning Capital Balance Sheet Management Efficiency and NIM Improvement (1)Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation.

Q1 2018

Strategic Positioning Prepared for upcoming mergers with Kansas Bank Corporation of Liberal, Kansas, parent of First National Bank of Liberal/Hugoton and Adams Dairy Bancshares, Inc. of Blue Springs, Missouri, parent company of Adams Dairy Bank
Continued EPS growth
Addition of Chief Operating Officer and new Chief Credit Officer
Tier 1 Leverage of 9.45% and Total Capital to Risk Weighted Assets of 12.81% Tangible Common Equity to Tangible Assets of 8.70% (1)
Common share count of 14,621,258
Balance Sheet • Management •
High asset quality
Total Assets at Mar. 31, 2018 of $3.18 billion; Total Loans of $2.10 billion Total Deposits of $2.37 billion Capacity for continued growth
Efficiency and • NIM •
Improvement • Expanded annualized core net interest margin quarter-over-quarter Larger scale offers more efficiency
Efficiency ratio of 59.6%, compared to 61.6% at Mar. 2017 (1) Non-interest expense to average assets of 2.51%
(1) Non-GAAP financial measure. See the non-GAAP reconciliation at the end of this presentation. 2018 First Quarter Highlights

Asset Quality
Nonperforming Assets $- â– Nonaccruals BOREO BTDR & 90+ PD ($ in millions) 0.12%
0.43%
0.12%
0.06% 0.02%
2014
2015
2016
2017
2018 YTD NCO in $
($ in millions) Classified Assets to Total Regulatory Capital
Commercial Loans Outstanding by Concentrations
Classified Assets / Equity Bank Total Regulatory Capital
Classified Assets / Equity Bank Total Regulatory Capital
â–     Ag Production/Farm—11.3%
â–     Construction/Vacant Land—9.0%
â–     Manufacturing—4.6%
â–     Restaurants/Bars—7.4%
â–     Non-Owner Occupied RE—22.0%
â–     Rental CRE—11.3%
â–     Other CRE—2.0%
Other C&I—21.3%
Owner Occupied RE—11.1%
â–     TCE/TA
â–     Leverage Ratio
â–     Tier 1 RB Ratio
* Paid off Series C preferred
stock in January 2016

7.11% 8.37% 9.13% 8.42% 8.70% 9.62% 9.47% 11.77% 10.33% 9.45% 13.16% 13.85% 14.25% 12.17% 12.41% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 2014 2015 2016 2017 2018 YTD TCE/TA Leverage Ratio Tier 1 RB Ratio * * Capital Position Over Time 31 * Paid off Series C preferred stock in January 2016

Loan Portfolio Composition & Growth Loan Composition Loan Composition ($ in 000s) 2014 2015 2016 2017 Q1 2018 Commercial Real Estate $364,096 $397,017 $593,108 $987,661 $974,728 Commercial 183,100 262,032 348,465 507,519 526,129 Agricultural Real Estate 17,083 18,180 \38,331 \\86,486 92,748 Total\\Commercial 564,279 677,229 979,904 1,581,666 1,593,605 Residential Real Estate 134,455 250,216 338,387 376,705 394,142 Consumer 7,875 17,103
40,902
49,361
50,477
Agricultural
19,267
15,807
24,412
95,547
87,101
Total 1-4 Family & Other
161,597
283,126
403,701
521,613
531,720

T otal Loans
$725,876
$960,355
$1,383,605
$2,103,279
$2,125,325

Yield on Loans
5.63%
5.31%
4.98%
5.43%
5.55%

22.3%
29.5%
29.2%
24.8%
Q1 2018

Footprint & Targets
. O    • • ••• DeiMoines
. O    • • ••• DeiMoines
IOWA
IOWA
• • • . «... •     . S * _—-»
• • • . «... •     . S * _—-»
NEBRASKA
NEBRASKA • • <• • <• • • * • * • • • • ~ Topeka ~ Topeka ^Columbia    . o - ^Columbia    . o - A: A: Sedalia 9 Sedalia 9 KANSAS* ;
~—• * • KANSAS* ; ~—• * • !âœ“ !âœ“ • ’A ‘MISSOURI . . A * »• • • ..1    * • - - -0 • ’A ‘MISSOURI . . A * »• • • .1    * • - - -0
.    . • *Wkhlt»* • * ° A A.    • .• • .    “ • . . 4 •./.*. ,sp.‘i<,ud •.- • — â™¦ •» . z    r« «• •• • • .    . • *Wkhlt»* • * ° A A.    • .• • .    “ • . . 4 •./.*. ,sp.‘i<,ud •.- • — â™¦ •» . z    r« «• •• • • *    • A . » * i. Ponca city „ • • ‘ *    • A . » * i. Ponca city „ • • ‘ ® Bank Offices, $50mm • $300mm (393) ® Bank Offices, $50mm • $300mm (393) Bank Offices, $300mm—$7S0mm (133)    * • • *’•*.** ‘
Bank Offices, $7S0mm and up (93) * * .â™¦ . â– 9 I Bentonville â– A ?.» * * j A Equity Bank Locations (42)    .OKLAHOMA >Tul*sa* • ’l j ‘ ”’* I A »«>»».«    . . *^*>’.*: !*• ARKANSAS***, Lâ– •••• Bank Offices, $300mm—$7S0mm (133)    * • • *’•*.** ‘ Bank Offices, $7S0mm and up (93) * * .â™¦ . â– 9 I Bentonville â– A ?.» * * j
A Equity Bank Locations (42)    .OKLAHOMA >Tul*sa* • ’l j ‘ ”’* 34,637
Checking Accounts
99
New Accounts
Added
375,676
Debit Card
Transactions
January 2013
January 2013
January 2013
73,789
Checking Accounts
March 2018
815
New Households Added
1,194,032
Debit Card
Transactions
March 2018
Source: Internal Reports, Equity Connect CRM
March 2018
298
Facebook Fans
January 2013
10,696
Social Media Fans
March 31, 2018

Source: Equity Bank Internal Marketing Reports
21,456
EquityBank.com
Unique Website
Visitors
January 2013
1
•
12,468
Online Banking
Users
January 2013
205,479
EquityBank.com
Unique Website
Visitors

January 2013 March 31, 2018 January 2013 January 2013 March 31, 2018 March 31, 2018 298 Facebook Fans 10,696 Social Media Fans 21,456 EquityBank.com Unique Website Visitors 205,479 EquityBank.com Unique Website Visitors 12,468 Online Banking Users 42,334 Online Banking Users Source: Equity Bank Internal Marketing Reports 33

Digital Growth
Source: Equity Bank Internal Reports.
Digital Conversion Percentage: Percent of Total Unique Website Visitors who applied for account, contacted Equity via web, applied for job, enrolled in online banking, downloaded pdf.
Digital
k
Conversic
Percentac
L 5 ?R°
Fonline^l
Checking
Account
Application
is
165
Coffee”
$10,700

Community Focus
254 Local Causes Supported $264K Sponsorships and Donations
$10,700 “Official Bank of Coffee” Source: Equity Bank Internal Reports. Through March 31, 2018 35

Equity Bancshares, Inc.
Questions
Closing Remarks
Brad S. Elliott, Chairman and CEO

Equity Bancshares, Inc.
Thank you for taking the time to
attend our Stockholder Meeting.
Your support of Equity Bancshares,
Inc. is greatly appreciated.

The subsequent tables present non-GAAP reconciliations of the following calculations:
Tangible Common Equity (TCE) to Tangible Assets (TA) Ratio
Tangible Book Value per Common Share
Return on Average Tangible Common Equity (ROATCE)
Efficiency Ratio

TCE to TA and Tangible Book Value per Share

Non-GAAP Financial Measures (Unaudited)		As of and for the years ended				
(Dollars in thousands, except per share data)	March 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Total stockholders' equity	$ 381,487	$ 374,144	$ 257,964	$ 167,233	$ 117,729	$ 139,873
Less: preferred stock	-	-	-	16,372	16,359	31,892
Less: goodwill	103,412	104,907	58,874	18,130	18,130	18,130
Less: core deposit intangibles, net	10,355	10,738	4,715	1,549	1,107	1,470
Less: mortgage servicing asset, net	16	17	23	29	-	-
Less: naming rights, net	1,249	1,260	-	-	-	-
Tangible common equity	$ 266,455	$ 257,222	$ 194,352	$ 131,153	$ 82,133	$ 88,381
Common shares outstanding at period end (1)	14,621,258	14,605,607	11,680,308	8,211,727	6,067,511	7,385,603
Book value per common share (1)	$ 26.09	$ 25.62	$ 22.09	$ 18.37	$ 16.71	$ 14.62
Tangible book value per common share (1)	$ 18.22	$ 17.61	$ 16.64	$ 15.97	$ 13.54	$ 11.97
Total assets	$ 3,176,062	$ 3,170,509	$ 2,192,192	$ 1,585,727	$ 1,174,515	$ 1,139,897
Less: goodwill	103,412	104,907	58,874	18,130	18,130	18,130
Less: core deposit intangibles, net	10,355	10,738	4,715	1,549	1,107	1,470
Less: mortgage servicing asset, net	16	17	23	29	-	-
Less: naming rights, net	1,249	1,260	-	-	-	-
Tangible assets	$ 3,061,030	$ 3,053,587	$ 2,128,580	$ 1,566,019	$ 1,155,278	$ 1,120,297
Tangible common equity to tangible assets	8.70%	8.42%	9.13%	8.37%	7.11%	7.89%

(1) Share and per share data includes Class A and Class B common stock issued and outstanding

41

ROATCE and Efficiency Ratio

Non-GAAP Financial Measures, continued (Unaudited)

(Dollars in thousands, except per share data)	March 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
		As of and for the years ended				
Total average stockholders' equity	$ 377,895	$ 293,798	$ 168,822	$ 125,808	$ 123,181	$ 137,936
Less: average intangible assets and preferred stock	116,634	76,320	25,882	19,165	37,924	50,646
Average tangible common equity (3)	$ 261,261	$ 217,478	$ 142,940	$ 106,643	$ 85,257	$ 87,290
Net income allocable to common stockholders	$ 8,711	$ 20,649	$ 9,373	$ 10,123	$ 8,279	$ 6,895
Amortization of intangibles	525	1,070	419	275	363	487
Less: tax effect of amortization of intangibles (2)	184	375	147	96	127	166
Adjusted net income allocable to common stockholders	$ 9,052	$ 21,344	$ 9,645	$ 10,302	$ 8,515	$ 7,216
Return on average tangible common equity (ROATCE) (4)	14.05%	9.81%	6.75%	9.66%	9.99%	8.27%
Non-interest expense	$ 19,627	$ 67,463	$ 47,075	$ 38,575	$ 35,645	$ 35,137
Less: merger expenses	531	5,352	5,294	1,691	-	-
Less: loss on debt extinguishment	-	-	58	316	-	-
Non-interest expense, excluding merger expenses and loss on debt extinguishment	$ 19,096	$ 62,111	$ 41,723	$ 36,568	$ 35,645	$ 35,137
Net interest income	$ 27,787	$ 86,002	$ 52,597	$ 46,262	$ 41,361	$ 41,235
Non-interest income	$ 4,251	$ 15,440	$ 10,466	$ 9,802	$ 8,674	$ 7,892
Less: net gains from securities transactions	(8)	271	479	756	986	500
Less: net gain on acquisition	-	-	-	682	-	-
Non-interest income, excluding net gains on securities transactions and net gain on acquisition	$ 4,259	$ 15,169	$ 9,987	$ 8,364	$ 7,688	$ 7,392
Efficiency ratio	59.59%	61.39%	66.67%	66.94%	72.67%	72.26%

(1) Share and per share data includes Class A and Class B common stock issued and outstanding
(2) Tax rates used in this calculation were 35%
(3) All periods disclosed, except 2018, 2017 and 2016, were calculated using a simple average of tangible common equity
(4) Annualized

42

EQUITY
BANCSHARES, INC.
Thank you